                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2004
                                                         ----------------

                       CHASE MORTGAGE FINANCE CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


           Delaware                   333-110968               52-1495132
------------------------------ -------------------------- ----------------------
        (State or other               (Commission              (IRS Employer
        jurisdiction of               File Number)           Identification No.)
        incorporation)


                     343 Thornall Street,
                          Edison, NJ                             08837
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           (Address of principal executive offices)             Zip Code



           Registrant's telephone, including area code: (732) 205-0600

                                 Not Applicable
         (Former name and former address, if changed since last report)

ITEM 2.  Acquisition or Disposition of Assets: General.

         On January 28, 2004, Chase Mortgage Finance Corporation issued its Multi-Class Mortgage Pass-Through Certificates, Series 2004-S1, such series representing interests in a pool of fixed rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated January 27, 2004, as supplemented by the prospectus supplement dated January 27, 2004 (together, the "Prospectus").

         The Class A Certificates consist of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-P Certificates and the Class A-R Certificate. The Class M Certificates consist of the Class M Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates and the Class B-5 Certificates.

         The Class A Certificates evidence in the aggregate the Class A Percentage ownership interest in the Trust Fund. The Class M Certificates evidence in the aggregate the Class M Percentage ownership interest in the Trust Fund. The Class B Certificates evidence the remaining ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates and the Class M Certificates to the extent described in the Prospectus. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)    Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------
    4                                     Pooling and Servicing Agreement among
                                          Chase Mortgage Finance Corporation,
                                          Chase Manhattan Mortgage Corporation
                                          and Wachovia Bank, N.A., as trustee,
                                          dated as of January 1, 2004, for
                                          Multi-Class Mortgage Pass-Through
                                          Certificates, Series 2004-S1

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHASE MORTGAGE FINANCE CORPORATION

Date: February 12, 2004


                                              By: /s/ Christopher G. Schmidt
                                                  ------------------------------
                                              Name:  Christopher G. Schmidt
                                              Title: Vice President

                                INDEX TO EXHIBITS

Exhibit No.                            Description

    4 Pooling and Servicing Agreement among Chase Mortgage Finance Corporation, Chase Manhattan Mortgage Corporation and Wachovia Bank, N.A., as trustee, dated as of January 1, 2004, for Multi-Class Mortgage Pass-Through Certificates,
                                       Series 2004-S1